                                                                  EXHIBIT 10.25


                            BREAKAWAY SOLUTIONS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT




         BREAKAWAY SOLUTIONS, INC. (the "Company") hereby grants this 12th day of December 1998___ [SEE SECTION 3(c)(i) OF EMPLOYMENT AGREEMENT)] (the "Grant Date") to Gordon Brooks (the "Employee"), an option to purchase a maximum of two hundred thirty one thousand three hundred and forty six (231,346) shares (the "Option Shares") of the Company's Common Stock, par value $.0001 per share ("Common Stock") at the price of four dollars and twenty-five cents ($4.25) per share, on the following terms and conditions:

1.   GRANT UNDER 1998 STOCK PLAN.

     This option is granted pursuant to and is governed by the Company's 1998 Stock Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference, and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the Grant Date.

2.   GRANT AS NON-QUALIFIED STOCK OPTION; OTHER OPTIONS.

     This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

3.   VESTING OF OPTION.

     Subject to all other terms and conditions of this Agreement, the Employee may exercise this option for any or all of the Option Shares as of the Grant Date. The foregoing rights are cumulative and, subject to Sections 4 and 5 hereof, may be exercised prior to the tenth (10th) anniversary of the Grant Date (the "Expiration Date").

4.   TERMINATION OF EMPLOYMENT.

     (a) TERMINATION OTHER THAN FOR CAUSE.

         If the Employee ceases to be employed by the Company or any Related Corporation, other than by reason of death or disability as defined in
         Section 5 or termination for Cause as defined in Section 4(c), this option shall terminate on the earlier of (i) ninety (90) days after the date of termination of the Employee's employment, or (ii) the Expiration Date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     (b) TERMINATION FOR CAUSE.

         If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the Employee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

     (c) DEFINITION OF CAUSE.

     "Cause" shall mean that the Employee is terminated for one or more of the following reasons: (i) the Employee's commission of any act of embezzlement or fraud; or (ii) the Employee's conviction of a felony.


5.   DEATH; DISABILITY.

     (a) DEATH.

         If the Employee ceases to be employed by the Company and all Related Corporations by reason of his death, this option may be exercised, to the extent otherwise exercisable on the date which is sixty (60) days after the date of death, by the estate, personal representative or beneficiary who has acquired this option by will or by the laws of descent and distribution, until the earlier of (i) the Expiration Date or (ii) two hundred seventy (270) days from the date of the Employee's death.

     (b) DISABILITY.

         If the Employee ceases to be employed by the Company and all Related Corporations by reason of his or her disability (as defined in Paragraph 10(B) of the Plan), the Employee shall have the right to exercise this option, to the extent otherwise exercisable on the date which is sixty (60) days from the date of termination of employment, until the earlier of (i) the Expiration Date or (ii) two hundred seventy (270) days from the date of the termination of the Employee's employment.

     (c) EFFECT OF TERMINATION.

         At the expiration of the two hundred seventy (270) day period provided in paragraph (a) or (b) of this Section 5, or the Expiration Date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6.   PARTIAL EXERCISE.

     The Employee may exercise this option in part at any time and from time to time within the above limits, except that the Employee may not exercise this option for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. PAYMENT OF PRICE. (a) The option price shall be paid in the following manner:

         (i)   in cash or by check;

         (ii) subject to Section 7(b) below, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option price;

         (iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company;

         (iv)  by any combination of the foregoing.

     (b) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK. If the Employee delivers Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8.   METHOD OF EXERCISING OPTION.

     Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option is exercised by the Employee and if the Employee requests in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option is exercised, pursuant to
     Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

9.   OPTION NOT TRANSFERABLE.

     This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

10.  NO OBLIGATION TO EXERCISE OPTION.

     The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

11.  NO OBLIGATION TO CONTINUE EMPLOYMENT.

     Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

12.  NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

     The Employee shall have no rights as a stockholder with respect to the Option Shares until the date of issuance of a stock certificate to the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization and stock dividends of the Company, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

13.  CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

     The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

14.  RESTRICTIONS ON TRANSFER; LEGENDS.

     Option Shares will be deemed "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares must be sold in accordance with the registration requirement of the Securities Act and any State "Blue Sky" laws or an exemption therefrom. Employee acknowledges that the Company may put a legend on the certificate or certificates representing the Option Shares stating that the shares represented thereby have restrictions on transfer and are subject to rights of first refusal and repurchase by the Company.

15.  WITHHOLDING TAXES.

     If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the making of a Disqualifying Disposition (as defined in Paragraph 18 of the Plan), the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Employee hereby agrees that the Company or any Related Corporation may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

16.  COMPANY'S RIGHT OF FIRST REFUSAL.

     (a) EXERCISE OF RIGHT.

         If the Employee (or successor and assigns) or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing a bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Transferor's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Option Notice, a written counter-notice to the Transferor (the "Counter-Notice"). If the Company elects to purchase all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares that the Company elects to purchase as set forth in the Counter-Notice at a per share price equal to the per share price (and, except as set forth below, on the same terms) indicated in the Offer, within thirty (30) days of the date of delivery by the Company of the Counter-Notice. If the Company elects to purchase all of such Company Option Shares, it may, in its sole discretion, pay the purchase price for such Company option shares in accordance with the terms of a promissory note, in the form attached hereto as Exhibit A.

     (b) SALE OF OPTION SHARES TO OFFEROR.

         The Transferor may, for sixty (60) days after the expiration of the thirty (30)-day period during which the Company may give the Counter-Notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives a written notice to the Transferor, within thirty (30) days of its receipt of the Option Notice, stating that the Offeror is a competitor and therefore Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in Sections 16, 17, 18 and 20 hereof. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16 and any future proposed transfer must again comply with the provisions set forth herein.

     (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

     (d) FAILURE TO DELIVER COMPANY OPTION SHARES.

         If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Transferor. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

     (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The first refusal rights of the Company set forth in this Section 16 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933 or a successor statute or the closing of an Acquisition as defined in the Plan, at which time this Section 16 and the right of first refusal set forth herein will automatically expire.

17.  COMPANY'S RIGHT OF REPURCHASE.

     (a) RIGHT OF REPURCHASE.

         The Company shall have the right (the "Repurchase Right") to repurchase from the holder of any Option Shares (each a "Holder") any or all of the Option Shares then owned by such Holder at any time by giving such Holder a written notice (the "Repurchase Notice") at least 30 days prior to the date of repurchase. The Repurchase Notice shall set forth the number of Option Shares to be repurchased (the "Repurchase Shares"), the Fair Market Value per share (determined in accordance with Section 17(b) below as of the date of the Repurchase Notice) of the Repurchase Shares and the date (the "Repurchase Date") on which such Repurchase Shares are to be repurchased by the Company (such date not to be more than 120 nor less than 30 days after the date of the Repurchase Notice). On the Repurchase Date, the Company shall tender to the Holder an amount equal to the number of Repurchase Shares multiplied by the Fair Market Value per share; provided, however, that the Company may pay the repurchase amount, in its sole discretion, in accordance with the terms of a promissory note in the form attached hereto as EXHIBIT A. The Company may assign the Repurchase Right to one or more persons and may utilize a promissory note to effect its Repurchase right. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the Holder shall deliver to the Company the stock certificate or certificates representing the Repurchase Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances.

     (b) FAIR MARKET VALUE.

         A determination as to the current valuation of the Company shall be made (i) on an annual basis within 90 days after the end of the Company's fiscal year, (ii) effective upon the consummation by the Company of any future financing and (iii) promptly following any other event which involves the obtaining by the Company of an independent valuation of the Company. "Valuation" means (1) in the case of clause
         (I) of the preceding sentence, a valuation mutually agreed upon by Employee and the

         Board of Directors, or if a mutual agreement cannot be reached, a written determination of the valuation of the Company prepared by an independent investment banking firm or appraisal company which is of national or regional reputation and which is mutually acceptable to the Company and to you and which valuation is prepared on a basis consistent with valuation methods typically used by venture capitalists or investment bankers to value a business in the same industry and stage of development as the Company (it being agreed that such valuation shall not be based on book value or liquidation value), (2) with respect to clause (ii) of the preceding sentence, the valuation of the Company in connection with such financing and (3) with respect to clause (iii) of the preceding sentence, the independently prepared valuation referred to therein. "Fair Market Value per Option Share" shall mean the valuation of the Company divided by the number of shares of Common Stock equivalents (including, without limitation, preferred stock convertible into common stock, warrants to purchase common stock and vested options) then outstanding.

     (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares.

     (d) FAILURE TO DELIVER REPURCHASE SHARES.

         If the Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Repurchase Shares to be repurchased by the Company or its assignee pursuant to this Section 17, the Company shall have the right to deposit the repurchase price for such Repurchase Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Holder, whereupon such Repurchase Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Holder. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Holder shall thereafter look only to the Company for payment.

     (e) EXPIRATION OF COMPANY'S REPURCHASE RIGHT.

         The Repurchase Right of the Company set forth in this Section 17 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute or the closing of an Acquisition as defined in the Plan, at which time this Section 17 and the Repurchase Right set forth herein will automatically terminate.

     (f) TRANSFERS EXCLUDED FROM FIRST REFUSAL RIGHTS.

         The foregoing first refusal rights of the Company shall not apply to a transfer by the Employee of all or any part of the Option Shares to the Employee's spouse, children or grandchildren, or to a trust for the benefit of any such individuals; provided, however, that prior to any such transfer each transferee shall execute an agreement with the Company pursuant to which the transferee agrees to be subject to the restrictions set forth in Sections 16, 17, 18 and 20 hereof.

18.  LOCK-UP AGREEMENT.

     The Employee agrees that in connection with the Company's first underwritten public offering of Common Stock, upon the request of the Company or the managing or lead underwriter for such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound (but in no event, longer than 270 days). The lock-up agreement established pursuant to this Section 18 shall have perpetual duration.

19.  PROVISION OF DOCUMENTATION TO EMPLOYEE.

     By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

20.  SUBCHAPTER S RESTRICTIONS.

     Anything in this Agreement to the contrary notwithstanding, including, without limitation, Sections 16 and 17 hereof, the Employee shall not exercise this option or sell, assign, transfer or convey or otherwise dispose of any Option Shares, whether by will, by the laws of descent and distribution, by operation of law or otherwise, including, without limitation, under Sections 16 or 17 hereof, to any person or entity, if such exercise or transfer will or may reasonably be expected to result in a termination of the Company's subchapter S election under Section 1362 of the Code (pursuant to Sections 1361 and 1362 of the Code or any successor provision thereto). Any exercise of this option or transfer of Option Shares in violation of the restrictions on exercise and transfer contained herein or resulting in termination of the Company's subchapter S election in violation of the terms of this Agreement shall be null and void and of no effect whatsoever and shall not entitle the Employee or any proposed transferee, assignee or other person to have any Option Shares issued to them or transferred upon the books of the Company. Furthermore, the Employee will not take any other action which would result in the termination of the Company's subchapter S election. For purposes of this section 20, the term Employee includes any successor transferee of the Option Shares. The provisions of this Section 20 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute or the termination of the Company's status as an S-Corp, at which time this Section 20 and the restrictions set forth herein will automatically terminate.

21.  MISCELLANEOUS.

     (a) NOTICES.

         All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

     (b) ENTIRE AGREEMENT; MODIFICATION.

         This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

     (c) SEVERABILITY.

         The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

     (d) SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Sections 9, 16, 17, and 20 hereof.

     (e) GOVERNING LAW.

         This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.



                                         Breakaway Solutions, Inc.
                                         50 Rowes Wharf
                                         6th Floor
                                         Boston, MA 02110


/S/ GORDON BROOKS
-----------------------------
Employee

GORDON BROOKS                                  By: /S/ FRANK SELLDORFF
-----------------------------                  -----------------------------
Print Name of Employee                         Name: Frank Sellfdorff
                                               Title: Founder
20 GILSON ROAD
-----------------------------
Street Address

WELLESLEY, MA              02481
-------------------------------------
City      State          Zip Code

Attest /S/ SAM SPECTOR
-----------------------------

                                                                       EXHIBIT A

                                     FORM OF
                                 PROMISSORY NOTE

$_____________                                               _________ __, 199_

         For value received, the undersigned, Breakaway Solutions, Inc., a Delaware corporation ("Obligor"), hereby promises to pay to the order of Gordon Brooks ("Lender") at such place as may be designated from time to time in writing by Lender, the principal sum of ___________ Dollars and ______ Cents ($_________) : ____ percent (___%) per annum [the prime rate in effect on the date hereof for major banks as published in the Wall Street Journal], payable as set forth below. At the option of Lender and to the extent permitted by applicable law, the rate of interest on any unpaid principal or interest not paid when due and payable hereunder shall be two percent (2%) per annum above the rate of interest set forth in the immediately preceding sentence. Interest shall be calculated on the basis of actual number of days elapsed over a year of 360 days. Notwithstanding any other provision of this Promissory Note, Lender does not intend to charge and Obligor shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to Obligor or credited to reduce principal hereunder. All payments received by Lender hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.

         Principal shall be paid in sixty (60) equal monthly installments of ________________ Dollars and ______ Cents ($______) each, commencing on
________, 199_, and continuing on the same day of each successive month thereafter with a final payment of all unpaid principal on ______, 199_; interest shall be paid monthly commencing on ________, 199_, and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the time of payment of the principal.

         If any day on which a payment is due pursuant to the terms of this Promissory Note is not a day on which banks in the Commonwealth of Massachusetts are generally open (a "Business Day"), such payment shall be due on the next Business Day following.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part, all such prepayments to be applied upon installments of most remote maturity. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         This Promissory Note shall, at the option of the holder hereof, become due and payable without notice or demand, upon the happening of any one of the following specified events: (1) failure to pay any amount as herein set forth;
(2) default in the performance of any other obligation to Lender, which default is not cured within thirty (30) days after written notice of such default from Lender; (3) insolvency (however evidenced) or the commission of any act of insolvency; (4) the making of a general assignment for the benefit of creditors;
(5) the filing of any petition or the commencement of any proceeding by Obligor or any endorser or guarantor of this Promissory Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; (6) the filing of any petition or the commencement of any proceeding against Obligor or any endorser or guarantor of this Promissory Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days; (7) suspension of the transaction of the usual business of Obligor; or (8) the past or future making of a false representation or warranty by Obligor in connection with any loan or loans by Lender.]

         If this Promissory Note is not paid in accordance with its terms, Obligor shall pay to Lender, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including, but not limited to, reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Promissory Note.

         No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in a writing signed by Lender. A waiver by Lender of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

         This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the Commonwealth of Massachusetts, and shall be construed in accordance therewith, and shall have the effect of a sealed instrument.

         Obligor hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Promissory Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof .

         In the event any one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

                                       OBLIGOR:


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

Attested:
         ---------------------------------

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------




                                      -2-